UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2011

CompuCredit Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code:770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 5, 2011, CompuCredit Holdings Corporation (NASDAQ: CCRT) (“CompuCredit”) and certain of its subsidiaries entered into an Asset Purchase Agreement (the “Agreement”) to sell to AAFA Acquisition, Inc., a subsidiary of Advance America, Cash Advance Centers, Inc. (NASDAQ: AEA) substantially all the assets underlying its Retail Micro-Loans segment.  The assets include retail storefront consumer finance locations in the states of Alabama, Colorado, Kentucky, Mississippi, Ohio, Oklahoma, South Carolina, Tennessee and Wisconsin and through which the Retail Micro-Loans segment  markets, services and/or originates (i) small-balance, short-term cash advance loans, (ii) state installment loans, title loans, and other credit products, and (iii) pawn lending, precious metals, mortgage loans, check cashing, and other financial services. The Agreement provides for a $45.6 million cash purchase price, subject to working capital adjustments. The Agreement may be terminated upon the occurrence of certain events, including if the required regulatory approvals and closing conditions have not been satisfied or waived within 120 days of the date of the Agreement.  There can be no assurances that the closing conditions will be met or waived, or that the acquisition will close as expected.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which is attached as Exhibit 2.1 to this report and incorporated herein in its entirety by reference.

Forward-Looking Statements

Certain statements in this filing, including statements regarding, without limitation, the closing of the transaction and the net proceeds from the transaction, are "forward-looking statements". Such forward-looking statements involve known and unknown risks and uncertainties, including, but not limited to, events that may cause actual results to be materially different from those described in or suggested by such forward-looking statements. These forward-looking statements are based on CompuCredit's current expectations and beliefs concerning future developments and their potential effects on CompuCredit. There can be no assurance that future developments affecting CompuCredit will be those anticipated by CompuCredit. CompuCredit undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
2.1
Asset Purchase Agreement, dated August 5, 2011, by and among Advance America, Cash Advance Centers, Inc., AAFA Acquisition, Inc., CompuCredit Holdings Corporation, CompuCredit Intellectual Property Holdings Corp. II, Valued Services, LLC, Valued Services of Alabama, LLC, Valued Services of Colorado, LLC, Valued Services of Kentucky, LLC, Valued Services of Oklahoma, LLC, Valued Services of Mississippi, LLC, Valued Services of Tennessee, LLC, Valued Services of Wisconsin, LLC, Valued Services of Ohio, LLC, VS of Ohio, LLC, Valued Services of South Carolina, LLC, and VS of South Carolina, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT HOLDINGS CORPORATION

Dated: August 8, 2011	By:	/s/J.Paul Whitehead, III
	Name:	J.Paul Whitehead, III
	Title:	Chief Financial Officer

EXHIBIT INDEX
Form 8-K
August 5, 2011

Filed
Exhibit No.	Description	Herewith	By Reference
2.1
Asset Purchase Agreement, dated August 5, 2011, by and among Advance America, Cash Advance Centers, Inc., AAFA Acquisition, Inc., CompuCredit Holdings Corporation, CompuCredit Intellectual Property Holdings Corp. II, Valued Services, LLC, Valued Services of Alabama, LLC, Valued Services of Colorado, LLC, Valued Services of Kentucky, LLC, Valued Services of Oklahoma, LLC, Valued Services of Mississippi, LLC, Valued Services of Tennessee, LLC, Valued Services of Wisconsin, LLC, Valued Services of Ohio, LLC, VS of Ohio, LLC, Valued Services of South Carolina, LLC, and VS of South Carolina, LLC.
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